UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2025

Disc Medicine, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39438	85-1612845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Arsenal Street, Suite 101
Watertown, Massachusetts		02472
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 674-9274

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IRON	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On October 20, 2025, Disc Medicine, Inc. (the “Company”) announced that its preliminary unaudited cash, cash equivalents and marketable securities as of September 30, 2025 were approximately $615.9 million.

The Company has not yet completed its quarter-end financial close process for the quarter ended September 30, 2025. This estimate of the Company’s cash, cash equivalents and marketable securities as of September 30, 2025 is preliminary, has not been audited and is subject to change upon completion of the Company’s financial statement closing procedures. Additional information and disclosure would be required for a more complete understanding of the Company’s financial position and results of operations as of September 30, 2025. The Company’s independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to this preliminary result and, accordingly, does not express an opinion or any other form of assurance about it. The information presented herein should not be considered a substitute for the financial information the Company files with the Securities and Exchange Commission (the “SEC”) in its quarterly report on Form 10-Q for the quarter ended September 30, 2025. The Company has no intention or obligation to update preliminary estimates of its cash, cash equivalents and marketable securities set forth above.

The information contained in Item 2.02 of this Current Report on Form 8-K is intended to be furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly provided by specific reference in such filing.

Item 7.01	Regulation FD Disclosure

On October 20, 2025, the Company issued a press release providing an update on its hematology portfolio and outlining near-term business objectives and anticipated milestones. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly provided by specific reference in such filing. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1.

Item 8.01	Other Events.

Corporate Presentation

On October 20, 2025, the Company updated its corporate presentation. A copy of the updated corporate presentation is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference. The corporate presentation will also be available in the investor relations section of the Company’s website at https://ir.discmedicine.com. Information contained on the Company’s website is not incorporated by reference into this Current Report on Form 8-K, and you should not consider any information on, or that can be accessed from, the Company’s website as part of this Current Report on Form 8-K.

Recent Developments

On October 20, 2025, the Company provided an update on its hematology portfolio and outlined its near-term business objectives and anticipated milestones for the rest of 2025 and 2026:

Bitopertin: GlyT1 Inhibitor (Heme Synthesis Modulator)

•

Accelerate activities to support a potential US approval and launch in late 2025 or early 2026 based on accelerated review timeline associated with receipt of the FDA Commissioner’s National Priority Voucher (“CNPV”), which is designed to shorten the New Drug Application review process to 1-2 months

•	Drive enrollment of ongoing APOLLO confirmatory trial of bitopertin in erythropoietic protoporphyria that is intended to also support potential approval of bitopertin in territories outside the US

DISC-0974: Anti-hemojuvelin Antibody (Hepcidin Suppression)

•	Progress and position DISC-0974 to be advanced into potential late-stage clinical development for anemia of myelofibrosis (“MF”)

•

Initial data from ongoing Phase 2 study in anemia of MF to be reported by year end; topline data expected in 2026, if positive, is anticipated to support discussion with regulatory agencies on registrational path

•	Demonstrate role of hepcidin suppression and anti-hemojuvelin (“HJV”) mechanism in other anemias of chronic disease:

•

Recently completed Phase 1b double-blind, placebo-controlled study of DISC-0974 demonstrated engagement of mechanism in anemia of non-dialysis dependent chronic kidney disease with variable effects on hemoglobin

•	DISC-0974 was generally well-tolerated with substantial decreases in hepcidin, increases in iron, and improvements in markers of erythropoiesis

•	Meaningful hemoglobin increases observed in only a subset of patients were in part driven by those with higher baseline erythropoietin (“EPO”) levels

•	Full data will be shared at the upcoming 2025 ASN Kidney Week; the Company is assessing options for the program based on full analysis of the data

•

Initiation of a Phase 2 study in patients with inflammatory bowel disease and anemia anticipated in Q1 2026, and planning exploratory studies in additional patient populations with anemia of chronic disease.

•	Plans to accelerate next-generation, long-acting anti-HJV antibody into IND-enabling studies

DISC-3405: Anti-TMPRRS6 Antibody (Hepcidin Induction)

•	Establish Phase 2 proof-of-concept of DISC-3405 for polycythemia vera (“PV”) and support potential development into later stage development

•	Topline data from ongoing Phase 2 study in PV expected in 2026

•	Initiation of Phase 1b study in patients with sickle cell disease anticipated by year end

•	Plans to explore the role of therapeutic iron restriction in other indications

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Any statements about the Company’s expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but are not always, made through the use of words or phrases such as “may,” “will,” “could,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “seeks,” “endeavor,” “potential,” “continue,” and similar expressions, or the negative of these terms, or similar expressions. These forward-looking statements include statements about the Company’s expectations with respect to the next stages of its development programs for bitopertin, DISC-0974 and DISC-3405, including projected timelines for the initiation and completion of its clinical trials, anticipated timing of release of data, and other clinical activities; the registrational pathway for bitopertin, including the potential for accelerated approval, benefits of the CNPV and expected review period; anticipated discussions with regulatory agencies; ongoing preparations for the potential launch of bitopertin; and the potential of its development programs in new indications. Accordingly, these statements involve estimates, assumptions, risks and uncertainties which could cause actual results to differ materially from those expressed in them, including the uncertainties related to market conditions and the completion of the public offering on the anticipated terms or at all. The Company’s forward-looking statements also involve assumptions that, if they prove incorrect, would cause its results to differ materially from those expressed or implied by such forward-looking statements. These and other risks concerning the Company’s business are described in additional detail in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 and other documents filed by the Company from time to time with the SEC. The Company is under no obligation to, and expressly disclaims any such obligation to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Disc Medicine, Inc. on October 20, 2025, furnished herewith.

99.2	Disc Medicine, Inc. Investor Presentation, filed herewith.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISC MEDICINE, INC.

Date: October 20, 2025	By:	/s/ John Quisel
	Name:	John Quisel, J.D., Ph.D.
	Title:	Chief Executive Officer